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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


      Date of Report (date of earliest event reported): February 18, 1998



                         CarrAmerica Realty Corporation
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                       (formerly Carr Realty Corporation)
             (Exact name of registrant as specified in its charter)



           Maryland                     1-11706                 52-1796339
           --------                     -------                 ----------
(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)                 File No.)            Identification No.)



             1700 Pennsylvania Avenue, N.W., Washington, D.C. 20006
             ------------------------------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (202) 624-7500

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                                    FORM 8-K


ITEM 1.  Changes in Control of Registrant.

         Not applicable.

ITEM 2.  Acquisition or Disposition of Assets.

         Not applicable.

ITEM 3.  Bankruptcy or Receivership.

         Not applicable.

ITEM 4.  Changes in Registrant's Certifying Accountant.

         Not applicable.

ITEM 5.  Other Events.

         Not applicable.

ITEM 6.  Resignations of Registrant's Directors.

         Not applicable.

ITEM 7.  Financial Statements and Exhibits.

         (a)      Financial Statements.

         Not applicable.

         (b)      Pro Forma Financial Information.

         Attached hereto as Exhibit 99.1 are a pro forma condensed consolidated balance sheet (unaudited) at September 30, 1997 and pro forma condensed consolidated statements of operations (unaudited) for the nine months ended September 30, 1997 and the year ended December 31, 1996, relating to the Company.

         (c)      Exhibits.

                  Exhibit
                  Number
                  ------

                  99.1              Pro Forma Financial Information.

                                    Pro forma condensed consolidated balance sheet (unaudited) at September 30, 1997 and pro forma condensed consolidated statements of operations (unaudited) for the nine months ended September 30, 1997 and the year ended December 31, 1996, relating to the Company.

ITEM 8.           Change in Fiscal Year.

                  Not applicable.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Date:  February 18, 1998



                                          CARRAMERICA REALTY CORPORATION



                                          By: /s/ Brian K. Fields
                                              ------------------------
                                              Brian K. Fields
                                              Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit
Number
------

99.1              Pro Forma Financial Information.

                  Pro forma condensed consolidated balance sheet (unaudited) at September 30, 1997 and pro forma condensed consolidated statements of operations (unaudited) for the nine months ended September 30, 1997 and the year ended December 31, 1996 relating to the Company.